EXHIBIT 23.05

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

   I hereby consent to the reference to me as a prospective director of The Standish Care Company where it appears in this Registration Statement, including the Prospectus constituting a part thereof and any amendment thereto.

                                        /s/ John A. Carucci
                                        ----------------------------------
                                        John A. Carucci

August 5, 1996